Exhibit 99.2

Q2 2023 Earnings Call August 3, 2023

Legal Disclaimer

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Forward-looking statements contained in this presentation include, but are not limited to, statements about: i. competition from other wind blade and wind blade turbine manufacturers; ii. the discovery of defects in our products and our ability to estimate the future cost of warranty campaigns; iii. the current status of the wind energy market and our addressable market; iv. our ability to absorb or mitigate the impact of price increases in resin, carbon reinforcements (or fiber), other raw materials and related logistics costs that we use to produce our products; v. our ability to absorb or mitigate the impact of wage inflation in the countries in which we operate; vi. our ability to procure adequate supplies of raw materials and components to fulfill our wind blade volume commitments to our customers; vii. the potential impact of the increasing prevalence of auction based tenders in the wind energy market and increased competition from solar energy on our gross margins and overall financial performance; viii. our future financial performance, including our net sales, cost of goods sold, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to achieve or maintain profitability; ix. changes in domestic or international government or regulatory policy, including without limitation, changes in trade policy and energy policy; x. changes in global economic trends and uncertainty, geopolitical risks, and demand or supply disruptions from global events; xi. changes in macroeconomic and market conditions, including the potential impact of any pandemic, risk of recession, inflation, supply chain constraints, commodity prices and exchange rates, and the impact of such changes on our business and results of operations; xii. the sufficiency of our cash and cash equivalents to meet our liquidity needs; xiii. the increasing cost and availability of additional capital, should such capital be needed; xiv. our ability to attract and retain customers for our products, and to optimize product pricing; xv. our ability to effectively manage our growth strategy and future expenses, including our startup and transition costs; xvi. our ability to successfully expand in our existing wind energy markets and into new international wind energy markets, including our ability to expand our field service inspection and repair services business and manufacture wind blades for offshore wind energy projects; xvii. our ability to keep up with market changes and innovations; xviii. our ability to successfully open new manufacturing facilities and expand existing facilities on time and on budget; xix. the impact of the pace of new product and wind blade model introductions on our business and our results of operations; xx. our ability to successfully expand our automotive business and execute upon our strategy of entering new markets outside of wind energy; xxi. our ability to maintain, protect and enhance our intellectual property; xxii. our ability to comply with existing, modified or new laws and regulations applying to our business, including the imposition of new taxes, duties or similar assessments on our products; xxiii. the attraction and retention of qualified associates and key personnel; xxiv. our ability to maintain good working relationships with our associates, and avoid labor disruptions, strikes and other disputes with labor unions that represent certain of our associates; and xxv. the potential impact of one or more of our customers becoming bankrupt or insolvent, or experiencing other financial problems.

These forward-looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as guarantees of future events. Further information on the factors, risks and uncertainties that could affect our financial results and the forward-looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission.

The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date after the date of this presentation. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make.

This presentation includes unaudited non-GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA as net income (loss) from continuing operations plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization. We define adjusted EBITDA as EBITDA plus any share-based compensation expense, any foreign currency income or losses, any gains or losses on the sale of assets and asset impairments and any restructuring charges. We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow from operating activities less capital expenditures. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for the reconciliations of certain non-GAAP financial measures to the comparable GAAP measures.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

tpi

Q2 2023 Earnings Call

August 3, 2023 | 2

Q2 2023 Earnings Call August 3, 2023 Agenda 3 • Q2 2023 Highlights and Business Update • Q2 2023 Financial Highlights and 2023 Guidance • Wrap Up • Q&A • Appendix – Non - GAAP Financial Information

August 3, 2023 Q2 2023 Highlights and Business Update 4

August 3, 2023 Q2 2023 Earnings Call Q2 2023 Continuing Operations Highlights 5 Net Sales (1) ($ in millions) Q2 2023 operating results and year - over - year comparisons to Q2 2022: – Net sales down 2.9% to $381 million – Net loss attributable to common stockholders was ($80.8) million compared to ($25.3) million in Q2 2022 – Adjusted EBITDA was a ($38.9) million loss compared to $5.6 million in Q2 2022 – Utilization was 85% compared to 88% in Q2 2022 Highlights: – Reported positive operating cash flow resulting in a $170 million cash balance at quarter end – Agreed in principle to add four lines of capacity in Juarez to produce GE’s “workhorse” turbine through 2025 – Hired new Chief Quality Officer reporting to our President & CEO (1) Prior year results were restated due to discontinued operations to be comparable (2) See Appendix for reconciliations of non - GAAP financial data. $393 $381 $- $150 $300 $450 2Q-22 2Q-23 Adjusted EBITDA (1, 2) ($ in millions) $5.6 ($38.9) $(45) $(30) $(15) $- $15 2Q-22 2Q-23

August 3, 2023 Q2 2023 Earnings Call Business Update 6 • Global Operations • Global Service • Automotive • Supply Chain • Wind Market

August 3, 2023 Q2 2023 Financial Highlights and 2023 Guidance 7

Q2 2023 Financial Highlights from Continuing Operations (1)

(unaudited)

Key Statement of Operations Data	Three Months Ended June 30,		Change	Six Months Ended June 30,		Change
(in thousands)	2023	2022	%	2023	2022	%
Net sales	$381,271	$392,502	-2.9%	$ 785,337	$736,027	6.7%
Net loss from continuing operations attributable to common stockholders	$ (80,773)	$ (25,269)	NM	$(111,092)	$ (50,793)	-118.7%
Non-GAAP Metric						
Adjusted EBITDA (2) (in thousands)	$ (38,884)	$ 5,583	NM	$ (30,485)	$ 11,654	NM
Adjusted EBITDA Margin	*-10.2%*	*1.4%*	*-1160 bps*	*-3.9%*	*1.6%*	*-550 bps*
Key Performance Indicators (KPIs)						
Sets produced	661	675	-14	1,316	1,222	94
Estimated megawatts	2,910	2,976	-66	5,858	5,366	492
Utilization	85%	88%	-300 bps	84%	80%	400 bps
Dedicated wind blade manufacturing lines	37	36	1 line	37	36	1 line
Wind blade manufacturing lines installed	37	36	1 line	37	36	1 line

(1) Prior year results were restated due to discontinued operations to be comparable
(2) See Appendix for reconciliations of non-GAAP financial data.

Key Highlights

- Sets produced down slightly to 661
- Utilization of 85% compared to 88% in Q2 of 2022
- Adjusted EBITDA loss of ($38.9) million compared to adjusted EBITDA of $5.6 million in Q2 of 2022:
  - \- Higher warranty costs
  - \- Inflation impacting wage rates and production expenses
  - \- Higher costs for quality control measures
  - \+ Cost reduction initiatives
  - \+ Lower startup and transition costs
  - \+ Net favorable foreign currency fluctuations

tpi
Q2 2023 Earnings Call
August 3, 2023 | 8

Q2 2023 Earnings Call August 3, 2023 Q2 2023 Financial Highlights – Continued (1) (unaudited) 9 Key Highlights • $170 million of unrestricted cash on June 30, 2023 • Free cash flow of $6.2 million in the second quarter: – Focusing on working capital in a challenging environment – Expect a modest cash burn over the balance of the year as we satisfy warranty commitments and implement quality improvement initiatives (1) See Appendix for reconciliations of non - GAAP financial data. Key Balance Sheet Data June 30, December 31, (in thousands) 2023 2022 Cash and cash equivalents $ 170,096 $ 133,546 Cash and cash equivalents of discontinued operations 1,809 9,669 Total debt - principal 195,462 61,173 Net cash (debt) $ (23,557) $ 82,042 Key Cash Flow Data (in thousands) 2023 2022 2023 2022 Net cash provided by (used in) operating activities $ 9,607 $ 21,893 $ (74,254) $ (59,161) Less capital expenditures 3,419 2,494 6,694 8,010 Free cash flow $ 6,188 $ 19,399 $ (80,948) $ (67,171) Three Months Ended June 30, Six Months Ended June 30,

Q2 2023 Earnings Call August 3, 2023 10 2023 TPI Guidance Sales from Continuing Operations $1.6 billion to $1.7 billion Adjusted EBITDA Margin % from Continuing Operations Low single digit (1) (1) Includes approximately 250 - 300 basis points of contract related costs in excess of revenue related to the Company’s facility in Matamoros, Mexico that was taken over from Nordex in July 2021. Capital Expenditures $40 million to $45 million Utilization % 85% to 90% on 37 lines Previous Full Year 2023 Sales from Continuing Operations $1.525 billion to $1.575 billion Adjusted EBITDA Margin % from Continuing Operations Loss of < (1%) (1) Capital Expenditures $40 million to $45 million Utilization % 80% to 85% on 37 lines Updated Full Year 2023

August 3, 2023 Wrap Up 11

Q2 2023 Earnings Call August 3, 2023 Wrap Up 12 • Responding proactively to quality issues with a sense of urgency • Focusing on what we can control as we manage cash flow and our business through short - term challenges • Remain very bullish on the energy transition • Positioned to capitalize on the significant growth the industry expects in the coming years • Thanks to our associates for their commitment and dedication to TPI and our mission to decarbonize and electrify

August 3, 2023 Q&A 13

August 3, 2023 Appendix – Non - GAAP Financial Information This presentation includes unaudited non - GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA as net income (loss) from continuing operations plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization. We define Adjusted EBITDA as EBITDA plus any share - based compensation expense, any foreign currency income or losses, any gains or losses on the sale of assets and asset impairments and any restructuring charges. We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. We provide forward - looking statements in the form of guidance in our quarterly earnings releases and during our quarterly earnings conference calls. This guidance is provided on a non - GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the unpredictability of the amounts and timing of events affecting the items we exclude from non - GAAP measures. For example, stock - based compensation is unpredictable for our performance - based awards, which can fluctuate significantly based on current expectations of future achievement of performance - based targets. Amortization of intangible assets and restructuring costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In addition, from time to time, we exclude certain items th at occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax effe ct of the items we exclude and to estimate certain discrete tax items, like the resolution of tax audits or changes to tax laws. As such, the costs that are being excluded from non - GAAP guidance are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading. Material changes to any one of the exclusions could have a significant effect on our guidance and future GAAP results. See below for a reconciliation of certain non - GAAP financial measures to the comparable GAAP measures. 14

Q2 2023 Earnings Call August 3, 2023 EBITDA and adjusted EBITDA are reconciled as follows: Net cash (debt) is reconciled as follows: Non - GAAP Reconciliations (unaudited) 15 (in thousands) 2023 2022 2023 2022 Net loss attributable to common stockholders $ (80,835) $ (20,060) $(118,135) $(49,992) Net loss (income) from discontinued operations 62 (5,209) 7,043 (801) Net loss from continuing operations attributable to common stockholders (80,773) (25,269) (111,092) (50,793) Preferred stock dividends and accretion 15,598 14,550 30,771 28,682 Net loss from continuing operations (65,175) (10,719) (80,321) (22,111) Adjustments: Depreciation and amortization 10,494 9,944 20,216 19,711 Interest expense, net 1,878 955 4,406 1,662 Income tax provision 305 5,882 4,165 8,826 EBITDA (52,498) 6,062 (51,534) 8,088 Share-based compensation expense 4,062 3,610 6,615 6,693 Foreign currency loss (income) 1,485 (5,696) 2,699 (6,099) Loss on sale of assets and asset impairments 5,819 2,265 9,412 3,173 Restructuring charges, net 2,248 (658) 2,323 (201) Adjusted EBITDA $ (38,884) $ 5,583 $ (30,485) $ 11,654 Three Months Ended June 30, Six Months Ended June 30, June 30, December 31, (in thousands) 2023 2022 Cash and cash equivalents $170,096 $ 133,546 Cash and cash equivalents of discontinued operations 1,809 9,669 Less total debt - principal (195,462) (61,173) Net cash (debt) $ (23,557) $ 82,042